UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/17/2008

MAINSTREET BANKSHARES INC
(Exact name of registrant as specified in its charter)

Commission File Number:  333-86993

VA	54-1956616
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

730 East Church Street, Suite 30, Martinsville, VA 24112
(Address of principal executive offices, including zip code)

276-632-8054
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of MainStreet BankShares, Inc. ("MainStreet") at its regularly scheduled meeting on December 17, 2008 approved amendments to its employment agreements ("Agreements") with its President and Chief Executive Officer and Chief Financial Officer, Larry A. Heaton and Brenda H. Smith, respectively. MainStreet is amending both agreements in order to comply with the requirements of Internal Revenue Code Section 409A and the regulations promulgated thereunder in accordance with the terms of these amendments. The amended agreements are attached as exhibits to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

See index to exhibits.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANKSHARES INC

Date: December 18, 2008	By:	/s/ LARRY A. HEATON
LARRY A. HEATON
PRESIDENT AND CEO

MAINSTREET BANKSHARES INC

Date: December 18, 2008	By:	/s/ BRENDA H. SMITH
BRENDA H. SMITH
EXECUTIVE VICE PRESIDENT/CFO

Exhibit Index

Exhibit No.	Description
EX-10.1	Amendment No. 1 to Employment Agreement Between Franklin Community Bank, National Association MainStreet BankShares, Inc. and Larry Heaton
EX-10.2	Amendment No. 2 to Employment Agreement Between MainStreet BankShares, Inc. and Brenda Smith